UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2011

WESTMOUNTAIN INDEX ADVISOR, INC.

(Exact Name of Small Business Issuer as specified in its charter)

Colorado	000- 53028	26-1315498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2186 S. Holly St., Suite 104, Denver, CO 80222

(Address of principal executive offices including zip code)

(303) 800-0678

(Registrant's telephone number, including area code)

not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 15, 2011, WestMountain Index Advisor, Inc., a Colorado corporation (the “Company”), entered into a Note and Warrant Purchase Agreement, a Secured Convertible Promissory Note and a Warrant to Purchase Stock (“Promissory Note Documents”) with BOCO Investments, LLC (“BOCO”), an existing shareholder in the Company.

Under the Promissory Note Documents, the Company issued a Secured Convertible Promissory Note (“Note”) in the principal amount of $300,000. The Note is due in six months and provides for interest at 12% payable in arrears. The Note and accrued interest are convertible into common or preferred stock at a discounted price at the discretion of BOCO. The Note is secured by a security interest in the Company’s assets to secure the Company’s performance under the Note.  In addition, the Company issued a warrant to purchase 200,000 shares of common stock at $4.00. The Warrant expires November 15, 2021. There are no registration requirements. The Promissory Note Documents place certain operating restrictions on the Company.

The Agreement may be terminated by BOCO under certain conditions. The Agreement also contains certain representations and warranties of the Company and BOCO, including customary investment-related representations provided by BOCO, as well as acknowledgements by BOCO that it has reviewed certain disclosures of the Company (including the periodic reports that the Company has filed with the SEC) and that the Company’s issuance of the shares has not been registered with the SEC or qualified under any state securities laws.  The Company provided customary representations regarding, among other things, its organization, subsidiaries, disclosure reports, absence of certain legal or governmental proceedings, financial statements, tax matters, insurance matters, real property and other assets, and compliance with applicable laws and regulations.  BOCO’s representations and warranties are qualified in their entirety (to the extent applicable) by the Company’s disclosures in the reports it files with the SEC.  The Company also delivered confidential disclosure schedules qualifying certain of its representations and warranties in connection with executing and delivering the Agreement.

The foregoing description of the Promissory Note Documents is qualified in its entirety by reference to the complete terms and conditions of the Note, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, 10.2 and 10.3 and is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits –

Exhibit No.	Description

10.1	Note and Warrant Purchase Agreement dated November 15, 2011 by and between WestMountain Index Advisor, Inc. and BOCO Investments, LLC.

10.2	Secured Convertible Promissory Note dated November 15, 2011 by and between WestMountain Index Advisor, Inc. and BOCO Investments, LLC.

10.3	Warrant to Purchase Stock dated November 15, 2011 by and between WestMountain Index Advisor, Inc. and BOCO Investments, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: WestMountain Index Advisor, Inc.

By:	/s/ Mark Scott
Mark Scott, CFO

November 21, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Note and Warrant Purchase Agreement dated November 15, 2011 by and between WestMountain Index Advisor, Inc. and BOCO Investments, LLC.

10.2	Secured Convertible Promissory Note dated November 15, 2011 by and between WestMountain Index Advisor, Inc. and BOCO Investments, LLC.

10.3	Warrant to Purchase Stock dated November 15, 2011 by and between WestMountain Index Advisor, Inc. and BOCO Investments, LLC.